UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): March 27, 2006
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                                     ElkCorp
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

        1-5341                                             75-1217920
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(Commission File Number)                    (I.R.S. Employer Identification No.)

             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
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                    (Address of principal executive offices)

                                 (972) 851-0500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

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Item 7.01 Regulation of FD Disclosure
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Press Release
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On March 27, 2006,  the company  issued a press  release  updating its financial outlook for the third fiscal quarter of 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, the press
release   contains   forward-looking   statements   that   involve   risks   and
uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "vision," "outlook," "believe," "estimate," "potential," "forecast," "goal," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes and include the earnings outlook for the third quarter and fiscal year 2006. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed therein. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, failure to achieve expected efficiencies in new operations, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed in the press release, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ended June 30, 2005. ElkCorp undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Other Matters
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The company may,  from time to time,  find that it has  commented on  non-public information, including forward-looking information, to analysts. If that should occur, the company may post disclosures at www.elkcorp.com that it deems appropriate under Regulation F-D. No such disclosure, or similar information filed or furnished by Form 8-K, should be deemed an admission that such information is material to investors.


Item 9.01 Financial Statements and Exhibits
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99.1 Press release dated March 27, 2006 of ElkCorp.


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                                   SIGNATURES


Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ElkCorp


DATE:   March 28, 2006                    /s/ Gregory J. Fisher
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                                          Gregory J. Fisher
                                          Senior Vice President,
                                          Chief Financial Officer and Controller

                                          /s/ Leonard R. Harral
                                          ---------------------
                                          Leonard R. Harral
                                          Vice President,
                                          Chief Accounting Officer and Treasurer


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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99.1                       Press release dated March 27, 2006 issued by ElkCorp